UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

WPX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

(855) 979-2012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2017, the WPX Energy, Inc., a Delaware corporation (“the “Company”) reaffirmed its full-year 2016 guidance. A copy of the press release announcing the same is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information in this Item 2.02, including Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On January 12, 2017, the Company announced its entry into an agreement to acquire certain assets of Panther Energy Company II, LLC, a Delaware limited liability company doing business under the trade name Panther Exploration, LLC, and CP2 Operating LLC, a Delaware limited liability company. In connection therewith, the Company provided certain operational estimates for 2017 and financial guidance for 2017 and 2018. The Company also announced plans to add two more rigs to its current rig fleet of five in the Delaware Basin. A copy of the press release announcing the same is attached hereto as Exhibit 99.1 and additional supplemental information regarding the Company and the Acquisition is attached hereto as Exhibit 99.2, both of which are incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued January 12, 2017 by WPX Energy, Inc.

99.2	Supplemental Company and Acquisition Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2017

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Name:	Stephen E. Brilz
Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued January 12, 2017 by WPX Energy, Inc.

99.2	Supplemental Company and Acquisition Information